Exhibit 99.1

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
1. This Plan of Complete Liquidation and Dissolution (the “Plan”) of Hines Real Estate Investment Trust, Inc., a Maryland corporation (the “Corporation”), has been unanimously approved by the Board of Directors of the Corporation (the “Board”) as being advisable and in the best interests of the Corporation and its stockholders. The Board has directed that the Plan be submitted to the stockholders of the Corporation for approval. The Plan shall become effective upon approval of the Plan by the affirmative vote of the holders of at least a majority of the Corporation’s Common Stock, $0.001 par value per share (the “Common Stock”), then outstanding and entitled to vote thereon. The date of the stockholders’ approval is hereinafter referred to as the “Effective Date.”
2. As soon as practicable after the Effective Date, the Corporation shall sell all or substantially all of its assets, be voluntarily liquidated and dissolved. Pursuant to the Plan, the officers of the Corporation shall perform such acts, execute and deliver such documents, and do all things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Corporation, including, but not limited to, the following: (a) promptly wind up the Corporation’s affairs, collect its assets and pay or provide for its liabilities, debts and obligations (including, but not limited to, known liabilities (whether or not reduced to judgment) and liquidating expenses and estimated, unascertained or contingent liabilities and expenses, and including, but not limited to, assets and liabilities held through Hines REIT Properties, L.P. and other subsidiaries of the Corporation); (b) sell or exchange any and all property of the Corporation at public or private sale, including, but not limited to, consummating the sale of its assets and properties in accordance with the terms of the definitive sale and purchase agreements that have been or are executed by the Corporation or its subsidiaries, including that certain Agreement of Sale and Purchase, dated as of June 29, 2016, between Hines REIT 5th and Bell LLC, Hines REIT Daytona Campus LLC, Hines REIT Laguna Campus LLC, Hines REIT 2851 Junction Ave LP, Hines REIT Watergate LP, Hines REIT 1900/2000 Alameda de las Pulgas LLC, Hines REIT West LA Portfolio LP and solely for the limited purposes set forth therein, the Corporation, and BRE Hydra Property Owner LLC; (c) prosecute, settle or compromise all claims or actions of the Corporation or to which the Corporation is subject; (d) declare and pay to or for the account of the stockholders of the Corporation, at any one or more times as they may determine, liquidating distributions in cash, kind or both (one or more of which distributions may be in the form of beneficial interests in a liquidating trust holding assets of the Corporation); (e) cancel all outstanding shares of the Corporation’s stock upon the payment of such liquidating distributions and the dissolution of the Corporation; (f) execute for or on behalf of the Corporation, in its corporate name and under its corporate seal, those contracts of sale, deeds, assignments, notices and other documents as may be necessary, desirable or convenient in connection with the carrying out of the liquidation and dissolution of the Corporation; (g) execute for or on behalf of the Corporation, in its corporate name and under its corporate seal, such forms and documents as are required by the State of Maryland, any jurisdiction in which the Corporation has been qualified to business and the Federal government, including, but not limited to, tax returns; and (h) pay all costs, fees and expenses, taxes and other liabilities incurred by the Corporation and/or its officers in carrying out the liquidation and dissolution of the Corporation.

3. The final liquidating distribution shall be made no later than the second anniversary of the Effective Date.
4. In the event that it should not be feasible, in the opinion of the Board, for the Corporation to pay, or adequately provide for, all debts and liabilities of the Corporation (including, but not limited to, costs and expenses incurred and anticipated to be incurred in connection with the liquidation of the Corporation) at the time the final liquidation distribution is made pursuant to Section 2 hereof, or, if earlier, the latest applicable date to avoid payment by the Corporation of Federal income taxes, or the Board shall determine that it is not advisable to distribute at such time any of the property then held by or for the account of the Corporation because such property is not reasonably susceptible to distribution to stockholders or otherwise, the Corporation may transfer and assign, at such time as is determined by the Board, to a liquidating trust as designated by the Board (the “Liquidating Trust”) sufficient cash and property to pay, or adequately provide for, all such debts and liabilities and such other property as it shall have determined is appropriate. The Liquidating Trust shall be constituted pursuant to a liquidating trust agreement in such form as the Board may approve and its initial trustees shall be appointed by the declaration of trust or by the Board, it being intended that the transfer and assignment to the Liquidating Trust pursuant hereto and the distribution to the stockholders of the beneficial interest therein shall constitute a part of the final liquidating distribution by the Corporation to the stockholders of their pro rata interest in the remaining amount of cash and other property held by or for the account of the Corporation. From and after the date of any transfer of cash and property by the Corporation to the Liquidating Trust, the Corporation shall have no interest of any character in and to any such cash and property and all of such cash and property shall thereafter be held by the Liquidating Trust solely for the purposes of one or more ultimate distributions to the stockholders, subject to any unsatisfied debts, liabilities and expenses.

5. The Corporation is authorized, but not required, to establish one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet any existing debts and obligations of the Corporation, Hines REIT Properties, L.P. and other subsidiaries of the Corporation that are not otherwise discharged by the Corporation or such subsidiaries, including, but not limited to, known liabilities (whether or not reduced to judgment), liquidating expenses and estimated, unascertained or contingent liabilities and expenses; provided that the Corporation will set aside or otherwise provide for all claims and liabilities as required under Maryland law. Creation of a reserve fund may be accomplished by a recording in the Corporation’s accounting ledgers of any accounting or bookkeeping entry which indicates the allocation of funds so set aside for payment. The Corporation is also authorized, but not required, to create a reserve fund by placing cash or property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in such an escrowed reserve fund at the end of its term shall be returned to the Corporation, the Liquidating Trust referred to herein or such other successor-in-interest to the Corporation as may then exist or, if no such entity is then in existence, shall be delivered to the abandoned property unit of the Maryland State Comptroller’s office. The Corporation may also create a reserve fund by any other reasonable means.

6. Upon assignment and conveyance of the assets of the Corporation to the stockholders, in complete liquidation of the Corporation as contemplated by Section 2 above, and the taking of all actions required under the laws of the State of Maryland in connection with the liquidation and dissolution of the Corporation, the officers of the Corporation shall execute and cause to be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”), and elsewhere as may be required or deemed appropriate, Articles of Dissolution and such other documents as may be required to dissolve the Corporation.
7. The Board, or the trustees of the Liquidating Trust, and such officers of the Corporation as the Board may direct, are hereby authorized to interpret the provisions of the Plan and are hereby authorized and directed to take such further actions and to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may in their judgment be necessary or desirable in order to wind up expeditiously the affairs of the Corporation and complete the liquidation thereof, including, without limitation, (a) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of, any and all property of the Corporation, whether real or personal, tangible or intangible, (b) the appointment of other persons to carry out any aspect of the Plan, (c) the temporary investment of funds in such medium as the Board may deem appropriate, and (d) the modification of the Plan as may be necessary to implement the Plan.
8. The Board may terminate the Plan for any reason. The power of termination shall be exercisable both before and after approval of the Plan by the stockholders of the Corporation, but such power shall not continue after Articles of Dissolution have been accepted for record by the SDAT. Notwithstanding approval of the Plan by the stockholders of the Corporation, the Board may modify or amend the Plan without further action by the stockholders of the Corporation to the extent permitted under then current law.
9. Within 30 days after the Effective Date, the officers of the Corporation shall file Form 966 with the Internal Revenue Service, together with a certified copy of the Plan, as advised and approved by the Board and approved by the stockholders of the Corporation.
10. Not less than 20 days before the filing of Articles of Dissolution with the SDAT, the officers of the Corporation shall mail notice to all known creditors of the Company, if any, at their respective addresses shown on the records of the Corporation as well as all employees of the Corporation, if any, either at their home addresses as shown on the records of the Corporation, or at their business addresses, that the dissolution of the Corporation has been approved (alternatively, the Board may determine that the Corporation has no employees or known creditors).
11. This Plan is intended to constitute a plan of liquidation for purposes of Section 331 and 336 of the Internal Revenue Code of 1986, as amended, and shall be interpreted and applied consistently therewith.